UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22874

THL CREDIT SENIOR LOAN FUND

(Exact name of registrant as specified in charter)

227 West Monroe Street, Suite 3200
Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Sabrina Rusnak-Carlson
100 Federal St., 31st Floor
Boston, MA 02110

(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code: (312) 702-8199

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or if you are a direct investor, by calling 1-844-409-6354.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-409-6354 or send an email request to tslf@thlcredit.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
SEMI-ANNUAL REPORT
JUNE 30, 2019

THL Credit Senior Loan Fund
Manager Commentary (unaudited)June 30, 2019

Dear Shareholders,
Thank you for your continued commitment to the THL Credit Senior Loan Fund (the “Fund”).
First Half 2019 Market Overview
The U.S. Leveraged Loan market, as measured by the Credit Suisse Leveraged Loan Index (the “Index”),1 demonstrated positive performance during the first half of 2019, posting returns of 5.42%2 for the period compared to the negative return from the prior six month period ended December 31, 2018 of  -1.21%.2 The average price of the Index improved significantly from $94.093 at the end of 2018 to $96.783 at the end of June 2019.
Demand for loans during the first half of 2019 remained tepid. Retail bank loan mutual funds continued to see the outflows that started in October 2018 and peaked in December 2018 as retail investors made moves out of floating rate into fixed rate product. For the first six months of 2019, outflows totaled $21.0 billion.4 However, CLO issuance, a significant provider of funding for the loan market, was $65.0 billion4 during the first six months of 2019, which is up approximately 9%5 from the last six months of 2018.
Following two years of record-setting issuance, new-issue loan volume was muted in the first six months of 2019, totaling $158 billion.5 During this period, mergers and acquisition financings accounted for 53%5 of the volume and refinancings/repricings accounted for 35%5 of the volume. The remainder of the volume related to dividend recaps and general corporate use. Net issuance (excluding refinancings and repricings) totaled $103 billion5 in the first half of 2019.
Refinancings and repricings totaled $55 billion5 for in the first half of 2019, which is significantly less compared to 2018. For reference, refinancings and repricings totaled $402 billion5 in 2018. The decrease in refinancing and repricing activity has had a positive impact on maintaining higher new-issue spreads. Average new-issue spreads for single-B borrowers as of June 30, 2019 were 397 bps.4 Although down from a short-term spike in December, this level remains higher than the average spreads for 2018 of 359 bps.4
The bank loan default rate ended the first half of the year at 1.34%,6 down from 1.63%6 at the end of 2018. This rate includes 134 new defaults occurring during the first half of the year. Retail and oil and gas issues approximated 41% of the defaults during the quarter.4
Outlook
Despite the lack of price movement over the second quarter of 2019 and the continued uncertainty around U.S.-China trade negotiations, we continue to have a positive outlook on the bank loan market supported by a strong labor market, rising employee wages, and consistent corporate profits. In general, we continue to see strong performance from most of our borrowers and expect performance to carry forward. We continue to see some marginal deterioration in certain sectors more exposed to currency volatility, trade issues, and wage and commodity inflation. Finally, we believe that the current low default environment relative to historical levels, solid market fundamentals, and attractive income profile from current spreads and yields make senior loans an attractive investment opportunity.
THL Credit Senior Loan Fund Performance
As of June 30, 2019, the Fund had total investments in securities recorded at fair value of  $181.4 million. The Fund’s net asset value (“NAV”) on June 30, 2019 was $17.31 per share, up slightly from $17.29 per share on December 31, 2018. The Fund’s weighted average price on its loan and bond investments improved from 93.3 at December 31, 2018 to 95.3 at June 30, 2019, an increase of 2.1% lagging slightly behind the overall market improvement of 2.9%.
Since inception through June 30, 2019, on an annualized basis, the Fund had returns of 5.28% on a NAV basis, outperforming the Index over the same period which had a return of 4.10%.2 For the six months ended June 30, 2019, the Fund had returns of 3.63% on a NAV basis, while the Index returned 5.42%2 over the same period.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   1

THL Credit Senior Loan Fund
Manager Commentary (unaudited) (continued)June 30, 2019

The Fund’s borrowings as of June 30, 2019 were $48.0 million, down $2.0 million from December 31, 2018. As a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes, minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes), leverage decreased slightly to 27.2% at June 30, 2019 from 28.1% at December 31, 2018. Over the six-month period, leverage as a percentage of Managed Assets averaged 26.6%.
The Fund earned $6.8 million in interest income for the six-month period ended June 30, 2019, a 4.3% decrease from the prior six-month period ended December 31, 2018. The decrease in revenue is primarily driven by a decrease in investments as a result of utilizing lower levels of leverage during the period.
The Fund’s weighted average coupon (reference rate plus spread) of the portfolio on June 30, 2019 was 6.76%, down from 6.95% as of December 31, 2018. The Fund’s weighted average spread on floating rate securities was 4.27% on June 30, 2019, down slightly from 4.41% on December 31, 2018.
During the first six months of 2019, the Fund had one holding, Preferred Proppants, which completed an out-of-court restructuring.
Total Fund net expenses were $1.9 million for the first six months of 2019, a decrease of approximately $0.2 million from the prior six-month period ended December 31, 2018. The Fund’s borrowing costs decreased by $66,000. This decrease was driven by a decrease in average borrowings from $57.9 million for the six months ended December 31, 2018 to $47.3 million for the six months ended June 30, 2019, offset by an increased average cost of borrowing from 3.17% for the six months ended December 31, 2018 to 3.67% for the six months ended June 30, 2019, due to changes in the underlying reference rate. Additionally, management fees decreased by $76,000 due to a decrease in average Managed assets over the period, and professional fees decreased by a further $28,000.
Net of Fund expenses, the Fund generated $4.9 million of net investment income during the six months ended June 30, 2019, down 3.1% from the last six months of 2018. During the first six months of 2019, the Fund paid distributions of  $4.5 million, maintaining its monthly distribution of  $0.101/share through the entire period.
On behalf of the management team, I thank you for your continued support in us and in the THL Credit Senior Loan Fund. Please feel free to contact us at any time: tslf@thlcredit.com or 1.844.409.6354. Additional information is available on our website at www.thlcredittslf.com.
Sincerely,
Brian W. Good
President, THL Credit Senior Loan Fund
Senior Managing Director/Co-Head, Tradable Credit
Past performance is not a guarantee of future results. The views expressed reflect the opinion of THL Credit as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. THL Credit is not obligated to publicly update or revise any of the views expressed herein.
2   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Manager Commentary (unaudited) (continued)June 30, 2019

1
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index, which is provided for reference only. The Fund’s criteria for selecting investments vary from the Index providers’ criteria. In addition, the Fund’s returns are generally subject to management fees and other expenses. For the foregoing and other reasons, the returns achieved by the Fund and the returns of an Index should not be considered comparable.

2
Credit Suisse Leveraged Loan Index monthly returns for 2019 and 2018.

3
Credit Suisse Leveraged Loan Index average prices as of June 30, 2019 and December 31, 2018.

4
S&P Capital IQ LCD as of March 31 and June 30, 2019.

5
J.P. Morgan Leveraged Loan Market Monitor as of March 31, 2019 and June 30, 2019.

6
S&P Capital IQ LCD according to the S&P/LSTA Leveraged Loan Index Default Rate as of June 30, 2019 and December 31, 2018.

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   3

THL Credit Senior Loan Fund
Performance & Statistics (unaudited) June 30, 2019

TSLF’s Portfolio Composition(1)
TSLF’s S&P Rating(2)
Portfolio Characteristics(3)
Weighted Average Loan Spread(4)	4.27%
Weighted Average Days to Reset	42
Weighted Average Coupon Rate	6.76%
Weighted Average Duration (Years)	0.17
Weighted Average Maturity (Years)	5.03
Number of Positions	144
(1)
As a percentage of fair value of total investment held.

(2)
As a percentage of fair value of investments, excluding short term investments.

(3)
Excluding short term investments.

(4)
Exclusive of LIBOR floors.

(5)
Annualized.

(6)
Operations commenced on September 20, 2013.

(7)
Reflects adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns reported on June 30, 2019.

(8)
Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

(9)
Top 10 Holdings does not include the Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, with represents 5.23% of the fair value of total investments held.

(10)
Industry classifications are based upon Moody’s Industry Classifications.

The information shown is subject to change and is provided for informational purposes only. Ratings are based on S&P Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s are considered to be investment grade quality. Information shown is as of June 30, 2019. Current information may differ from that shown.
TSLF Total Return
	6 Month	1 Year	3 Year(5)	5 Year(5)	Since Inception(5)(6)
TSLF
NAV(7)	3.63%	0.64%	6.10%	4.54%	5.28%
Market Price	6.71%	(4.83)%	5.51%	3.95%	2.73%
CS Leveraged Loan Index(8)	5.42%	4.15%	5.43%	3.85%	4.10%
Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
Top 10 Holdings(1)(9)
Avaya, Inc., Tranche B Term Loan – First Lien	2.91%
First Data Corporation, 2024A New Dollar Term Loan – First Lien	2.20%
Scientific Games International Inc. (aka SGMS), Initial Term Loan B-5 – First Lien	1.91%
Gruden Acquisitions, Inc. (Quality Distribution LLC), Incremental Term Loan – First Lien	1.83%
Red Ventures LLC, Term Loan B-1 – First Lien	1.66%
Rackspace Hosting (Inception Merger Sub, Inc.), 2017 Term Loan B – First Lien	1.51%
Inovalon Holdings, Inc., Term Loan B – First Lien	1.51%
Berry Global Group, Inc., Term Loan U – First Lien	1.37%
Cvent, Inc., Term Loan B – First Lien	1.34%
HGIM Corp. (Harvey Gulf), Term Loan (Exit) – First Lien	1.34%
Top 5 Industry Holdings(1)(10)
High Tech Industries	25.12%
Services: Business	13.51%
Telecommunications	6.11%
Banking, Finance, Insurance & Real Estate	4.99%
Hotel, Gaming & Leisure	4.31%

4   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited)June 30, 2019

Investments	Principal	Value
SENIOR LOANS(a) – 131.2% (92.9% of Total Investments)
Aerospace & Defense – 3.9%
Advanced Integration Technology LP, Term B-1 Loan – First Lien, 7.152% (1-Month USD LIBOR + 4.750%, 1.000% Floor), 04/03/23(b)	$1,458,919	$1,453,448
Constellis Holdings LLC, Term Loan B – First Lien, 7.583% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 04/22/24	2,259,237	1,733,964
Constellis Holdings LLC, Term Loan B – Second Lien, 11.583% (3-Month USD LIBOR + 9.000%, 1.000% Floor), 04/21/25(b)	1,257,500	877,106
WP CPP Holdings (Consolidated Precision), Initial Term Loan – First Lien, 6.340% (3-Month USD LIBOR + 3.750%, 0.000% Floor), 04/30/25	992,500	992,500
Total Aerospace & Defense		5,057,018
Automotive – 3.9%
APC Aftermarket (AP Exhaust Acquisition/CWD, LLC), Initial Term Loan – First Lien, 7.528% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 05/10/24(b)	1,011,013	879,581
Jason Incorporated, Initial Term Loan – First lien, 6.830% (3-Month USD LIBOR + 4.500%, 1.000% Floor), 06/30/21	1,190,488	1,123,970
Navistar, Inc., Tranche B Term Loan – First Lien, 5.910% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 11/06/24	1,975,000	1,973,459
Panther BF Aggregator 2 LP (Power Solutions), Term Loan B – First Lien, 5.902% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 04/30/26	1,071,429	1,065,070
Total Automotive		5,042,080
Banking, Finance, Insurance & Real Estate – 7.0%
Alliant Holdings Intermediate LLC (Alliant Holdings I LLC), 2018 Initial Term Loan – First Lien, 5.404% (1-Month USD LIBOR + 3.000%, 0.000% Floor), 05/09/25	1,608,750	1,566,697
Aretec Group, Inc. (Cetera Financial Group), Term Loan – First Lien, 6.652% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 10/01/25	796,000	778,090
AssuredPartners Capital, Inc., 2017 September Refinancing Term Loan – First Lien, 5.902% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 10/22/24	490,765	486,778
Asurion LLC (Asurion Delivery and Installation Services, Inc.), Term Loan B-6 – First Lien, 5.402% (1-Month USD LIBOR + 3.000%, 0.000% Floor), 11/03/23	1,533,901	1,532,667
Asurion LLC (Asurion Delivery and Installation Services, Inc.), Term Loan B-7 – First Lien, 5.402% (1-Month USD LIBOR + 3.000%, 0.000% Floor), 11/03/24	495,000	494,621
Avision Young Canada, Inc., Term Loan – First Lien, 7.467% (2-Month and 3-Month USD LIBOR + 5.000%, 0.000% Floor), 02/01/26	1,492,500	1,470,113
Kestra Advisor Services Holdings A, Inc. (Kestra Financial),Term Loan – First Lien, 6.780% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 06/03/26	825,000	821,733
Sedgwick Claims Management Services, Inc., Term Loan B – First Lien, 5.652% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 12/31/25	460,188	454,557
USI, Inc., Term Loan B – First Lien, 5.330% (3-Month USD LIBOR + 3.000%, 0.000% Floor), 05/16/24	1,473,750	1,439,404
Total Banking, Finance, Insurance & Real Estate		9,044,660

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   5

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2019

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Beverage, Food & Tobacco – 1.8%
CHG PPC Parent LLC, Term Loan B – First Lien, 5.152% (1-Month USD LIBOR + 2.750%, 0.000% Floor), 03/31/25	$866,250	$861,382
Flavors Holdings, Inc., Tranche B Term Loan – First Lien, 8.080% (3-Month USD LIBOR + 5.750%, 1.000% Floor), 04/03/20(b)	723,571	678,348
Flavors Holdings, Inc., Initial Term Loan – Second Lien, 12.330% (3-Month USD LIBOR + 10.000%, 1.000% Floor), 10/03/21(b)	1,000,000	825,000
Total Beverage, Food & Tobacco		2,364,730
Capital Equipment – 2.3%
Big Ass Fans LLC, Term Loan – First Lien, 6.080% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 05/21/24	997,444	998,690
Blount International, Inc., 2018 Term Loan B – First Lien, 6.152% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 04/12/23	990,025	990,649
Vertiv Group Corp., Term Loan B – First Lien, 6.330% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 11/30/23	1,002,155	954,553
Total Capital Equipment		2,943,892
Chemicals, Plastics & Rubber – 1.5%
Polar US Borrower (SI Group, Inc.), Term Loan – First Lien, 7.341% (3-Month USD LIBOR + 4.750%, 0.000% Floor), 10/15/25(b)	1,990,000	1,967,612
Construction & Building – 1.2%
Westinghouse (Brookfield WEC Holdings, Inc.), Term Loan – First Lien, 5.902% (1-Month USD LIBOR + 3.500%, 0.750% Floor), 08/01/25	1,492,500	1,492,396
Consumer Products: Durable – 1.5%
Serta Simmons Bedding, LLC, Term Loan – First Lien, 5.908% (1-Month USD LIBOR + 3.500%, 1.000% Floor), 11/08/23	1,888,879	1,233,088
Serta Simmons Bedding, LLC, Term Loan – Second Lien, 10.394% (1-Month USD LIBOR + 8.000%, 1.000% Floor), 11/08/24	1,450,000	658,300
Total Consumer Products: Durable		1,891,388
Consumer Products: Non Durable – 3.9%
ABG Intermediate Holdings 2 LLC, Term Loan 2017 – First Lien, 5.902% (1-Month USD LIBOR + 3.500%, 1.000% Floor), 09/27/24	967,161	946,609
Fossil Group, Inc., Term Loan – First Lien, 10.390% (1-Week USD LIBOR + 8.000%, 0.000% Floor), 12/31/20	1,149,000	1,151,390
International Textile Group, Inc., Term Loan – First Lien, 7.440% (1-Month USD LIBOR + 5.000%, 0.000% Floor), 05/01/24(b)	187,005	173,915
Pure Fishing, Inc. (SP PF Buyer), Term Loan – First Lien, 6.830% (3-Month USD LIBOR + 4.500%, 0.000% Floor), 12/21/25	997,500	951,365
Varsity Brands, Inc. (Hercules Achievement), Initial Term Loan – First Lien, 5.902% (1-Month USD LIBOR + 3.500%, 1.000% Floor), 12/16/24	985,010	968,077
ZEP, Inc. (Acuity Special Products), Initial Term Loan – First Lien, 6.330% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 08/12/24	982,500	803,194
Total Consumer Products: Non Durable		4,994,550
Containers, Packaging & Glass – 2.8%
Berry Global Group, Inc. (fka Berry Plastics Corp.),Term Loan U – First Lien, (LIBOR + 2.500%, 0.000% Floor), 05/15/26(c)	2,500,000	2,485,937
See accompanying Notes to Financial Statements
6   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2019

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Containers, Packaging & Glass – 2.8% (continued)
Fortress Merger Sub, Inc. (Fort Dearborn), Initial Term Loan – Second Lien, 11.102% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 10/21/24(b)	$1,140,000	$1,083,000
Total Containers, Packaging & Glass		3,568,937
Energy: Oil & Gas – 4.4%
Delek US Holdings, Inc., Term Loan B – First Lien, 4.580% (3-Month USD LIBOR + 2.250%, 0.000% Floor), 03/30/25	740,630	730,913
HGIM Corp. (Harvey Gulf), Term Loan (Exit) – First Lien, 8.743% (3-Month USD LIBOR + 6.000%, 1.000% Floor), 07/03/23	2,529,969	2,426,670
Lower Cadence Holdings LLC (Oryx Midstream),Term Loan B – First Lien, 6.404% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 05/10/26	833,333	830,383
PSS Industrial Group (Pipeline Supply & Service), Term Loan – First Lien, 8.200% (3-Month USD LIBOR + 6.000%, 1.500% Floor), 04/10/25	437,030	432,114
W3 Topco LLC (Total Safety), Initial Term Loan – First Lien, 8.402% (1-Month and 3-Month USD LIBOR + 6.000%, 1.000% Floor), 03/08/22	1,228,015	1,218,805
Total Energy: Oil & Gas		5,638,885
Environmental Industries – 0.7%
EnergySolutions (Energy Capital Partners), Term Loan B – First Lien, 6.080% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 05/09/25(b)	990,000	950,400
Healthcare & Pharmaceuticals – 4.9%
Alvogen Pharma US, Inc., Term Loan B – First Lien, 7.150% (1-Month USD LIBOR + 4.750%, 1.000% Floor), 04/01/22	2,324,072	2,143,956
Civitas Solutions, Inc. (National Mentor Holding), Term Loan – First Lien, 6.660% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 03/09/26	939,167	944,356
Civitas Solutions, Inc. (National Mentor Holding), Term Loan C – First Lien, 6.660% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 03/09/26	58,480	58,803
LifeScan Global Corp., Term Loan – First Lien, 8.660% (3-Month USD LIBOR + 6.000%, 0.000% Floor), 10/01/24	1,097,688	1,051,036
Midwest Physician Administrative Services, LLC (ACOF V DP Acquiror LLC aka Dupage Medical Group), Initial Term Loan – Second Lien, 9.402% (1-Month USD LIBOR + 7.000%, 0.750% Floor), 08/15/25(b)	734,282	719,596
RegionalCare Hospital Partners Holdings, Inc. (Lifepoint Health), Term Loan B – First Lien, 6.904% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 11/14/25	1,399,219	1,393,342
Total Healthcare & Pharmaceuticals		6,311,089
High Tech Industries – 35.5%
Almonde, Inc. (Misys/Finastra), Dollar Term Loan – Second Lien, 9.652% (1-Month USD LIBOR + 7.250%, 1.000% Floor), 06/13/25	500,000	497,293
AppLovin Corp., Term Loan B – First Lien, 5.902% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 08/15/25	2,055,305	2,055,315
Aptean, Inc., Term Loan – First Lien, 6.580% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 03/27/26	847,875	847,349
Banff Merger Sub, Inc. (BMC), Term Loan B – First Lien, 6.580% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 10/02/25	1,492,500	1,416,009
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   7

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2019

Investments	Principal	Value
SENIOR LOANS(a) (continued)
High Tech Industries – 35.5% (continued)
Bomgar Corp. (Brave Parent Holdings), Initial Term Loan – First Lien, 6.583% (3-Month USD LIBOR + 4.000%, 0.000% Floor), 04/18/25	$1,485,000	$1,474,798
Canyon Valor Cos. (GTCR Valor Cos., Inc. (aka Cision AB)), Initial Dollar Term Loan – First Lien, 5.080% (3-Month USD LIBOR + 2.750%, 0.000% Floor), 06/16/23	1,868,382	1,860,207
Datto, Inc., Term Loan – First Lien, 6.580% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 04/02/26(b)	1,250,000	1,257,813
DigiCert, Inc. (Unipeg Merger Corp.), Term Loan B2 2017 – First Lien, 6.402% (1-Month USD LIBOR + 4.000%, 1.000% Floor), 10/31/24	990,019	987,856
DigiCert, Inc. (Unipeg Merger Corp.), Term Loan – Second Lien, 10.402% (1-Month USD LIBOR + 8.000%, 1.000% Floor), 10/31/25	600,000	597,000
Drilling Info, Inc., Term Loan – First Lien, 6.652% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 07/30/25(b)	496,181	494,320
Dynatrace LLC, Term Loan – First Lien, 5.402% (1-Month USD LIBOR + 3.000%, 0.000% Floor), 08/25/25	1,215,270	1,214,815
Ellie Mae, Inc., Term Loan – First Lien, 6.525% (3-Month USD LIBOR + 4.000%, 0.000% Floor), 04/02/26	1,125,000	1,123,121
First Data Corp., 2024A New Dollar Term Loan – First Lien, 4.404% (1-Month USD LIBOR + 2.000%, 0.000% Floor), 04/26/24	4,000,000	4,000,000
Help/Systems Holdings, Inc., Term Loan – First Lien, 6.080% (3-Month USD LIBOR + 3.750%, 0.000% Floor), 03/28/25(b)	660,000	655,875
Infoblox, Inc., New Term Loan – First Lien, 6.902% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 11/07/23	2,124,932	2,129,352
Infoblox, Inc., Term Loan – Second Lien, 11.152% (1-Month USD LIBOR + 8.750%, 1.000% Floor), 11/07/24	1,000,000	1,004,165
Inovalon Holdings, Inc., Term Loan B – First Lien, 5.938% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 04/02/25	2,729,375	2,731,941
MH Sub I, LLC and Micro Holding Corp. (Internet Brands), Amendment No 2 Initial Term Loan – First Lien, 6.152% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 09/16/24	1,906,887	1,876,616
MTS System Corp., Term Loan B 2017 – First Lien, 5.660% (1-Month USD LIBOR + 3.250%, 0.750% Floor), 07/05/23(b)	1,265,107	1,263,531
Plantronics, Inc., Term Loan B – First Lien, 4.902% (1-Month USD LIBOR + 2.500%, 0.000% Floor), 07/02/25	1,608,370	1,601,004
PNI Canada Acquireco Corp. (Sandvine), Term Loan – First Lien, 6.902% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 10/31/25(b)	431,167	427,394
Project Alpha Intermediate Holding, Inc. (Qlik), Term Loan B – First Lien, 6.370% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 04/26/24(b)	1,960,000	1,906,100
QuickBase, Inc., Term Loan – First Lien, 6.440% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 04/03/26(b)	1,050,000	1,048,688
Rocket Software, Inc., Term Loan – First Lien, 6.652% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 11/28/25	1,974,219	1,934,734
SCS Holdings, Inc. (Sirius Computer Solutions), New Tranche B Term Loan – First Lien, 6.652% (1-Month USD LIBOR + 4.250%, 1.000% Floor), 10/30/22	1,170,489	1,178,536
SCS Holdings, Inc. (Sirius Computer Solutions), Term Loan B – First Lien (LIBOR + 4.250%, 0.000% Floor), 07/03/26(c)	1,500,000	1,500,308
See accompanying Notes to Financial Statements
8   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2019

Investments	Principal	Value
SENIOR LOANS(a) (continued)
High Tech Industries – 35.5% (continued)
SonicWALL, Inc., Term Loan – First Lien, 6.020% (3-Month USD LIBOR + 3.500%, 0.000% Floor), 05/16/25(b)	$1,326,667	$1,240,433
SonicWALL, Inc., Term Loan – Second Lien, 10.020% (3-Month USD LIBOR + 7.500%, 0.000% Floor), 05/18/26(b)	900,000	831,375
Starfish – V Merger Sub, Inc. (Syncsort/Vero), Term Loan B – First Lien, 6.902% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 08/16/24	982,575	980,733
TriTech Software Systems (Superion/SuperMoose), Term Loan – First Lien, 6.152% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 08/29/25	1,326,667	1,313,957
VeriFone Systems, Inc., Delayed Draw Term Loan – First Lien, 6.446% (3-Month USD LIBOR + 4.000%, 0.000% Floor), 08/20/25	1,000,000	981,250
VeriFone Systems, Inc., Term Loan – First Lien, 6.520% (3-Month USD LIBOR + 4.000%, 0.000% Floor), 08/20/25	955,200	928,932
Verscend Holding Corp., Term Loan B – First Lien, 6.902% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 08/27/25	1,302,656	1,306,121
Web.Com Group, Inc., Term Loan B – First Lien, 6.161% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 10/10/25	908,676	897,508
Total High Tech Industries		45,564,449
Hotel, Gaming & Leisure – 6.1%
AP Gaming I LLC (American Gaming Systems), 2018 Term Loan B – First Lien, 5.902% (1-Month USD LIBOR + 3.500%, 1.000% Floor), 02/15/24	1,071,978	1,071,307
Miller’s Ale House, Inc., Term Loan – First Lien, 7.169% (1-Month USD LIBOR + 4.750%, 0.000% Floor), 05/30/25(b)	1,191,000	1,161,225
PCI Gaming Authority, Term Loan – First Lien, 5.402% (1-Month USD LIBOR + 3.000%, 0.000% Floor), 05/15/26	798,254	800,497
Scientific Games International, Inc. (aka SGMS), Initial Term Loan B-5 – First Lien, 5.216% (1-Month and 2-Month USD LIBOR + 2.750%, 0.000% Floor), 08/14/24	3,518,289	3,469,666
Steak n Shake Operations, Inc., Term Loan – First Lien, 6.160% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 03/19/21(b)	1,659,982	1,319,686
Total Hotel, Gaming & Leisure		7,822,381
Media: Advertising, Printing & Publishing – 0.6%
Harland Clarke Hldgs, Initial Term Loan – First Lien, 7.080% (3-Month USD LIBOR + 4.750%, 1.000% Floor), 11/03/23	906,723	785,449
Media: Broadcasting & Subscription – 4.3%
Nexstar Broadcasting, Inc., Term Loan B – First Lien (LIBOR + 2.750%, 0.000% Floor), 06/19/26(c)	1,350,000	1,346,625
Radiate Holdco LLC (RCN Grande), Closing Date Term Loan – First Lien, 5.402% (1-Month USD LIBOR + 3.000%, 0.750% Floor), 02/01/24	1,964,761	1,922,892
Tribune Co., Term Loan C – First Lien, 5.402% (1-Month USD LIBOR + 3.000%, 0.750% Floor), 01/26/24	947,371	947,769
Urban One (Radio One, Inc.), Initial Term Loan – First Lien, 6.410% (1-Month USD LIBOR + 4.000%, 1.000% Floor), 04/18/23	1,384,650	1,337,489
Total Media: Broadcasting & Subscription		5,554,775

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   9

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2019

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Media: Diversified & Production – 1.5%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Term Loan B – First Lien, 6.938% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 02/12/26	$1,492,500	$1,487,522
SESAC Holdco II LLC, Term Loan – Second Lien, 9.652% (1-Month USD LIBOR + 7.250%, 1.000% Floor), 02/24/25(b)	500,000	495,000
Total Media: Diversified & Production		1,982,522
Metals & Mining – 1.3%
ASP Prince Merger Sub, Inc.(aka PMHC II), Term Loan – First Lien, 6.104% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 03/31/25	740,625	676,438
Big River Steel LLC (BRS Finance), Closing Date Term Loan – First Lien, 7.330% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 08/23/23(b)	982,500	989,869
Total Metals & Mining		1,666,307
Retail – 5.0%
American Sportsman Holdings Co. (Bass Pro), Initial Term Loan – First Lien, 7.402% (1-Month USD LIBOR + 5.000%, 0.750% Floor), 09/25/24	1,969,962	1,885,825
BI-LO LLC (Southeastern Grocers), Initial Term Loan – First Lien, 10.542% (3-Month USD LIBOR + 8.000%, 1.000% Floor), 05/31/24	893,250	858,266
Charming Charlie LLC, Converted Tranche A Term Loan – First Lien, 12.580% (3-Month USD LIBOR + 5.000%, 0.000% Floor, Plus 5.00% PIK), 04/24/23(b)(d)(e)	416,467	118,277
Charming Charlie LLC, Converted Tranche B Term Loan – First Lien, 12.580% (3-Month USD LIBOR + 1.000%, 0.000% Floor, Plus 9.00% PIK), 04/24/23(b)(d)(e)	509,910	144,814
Charming Charlie LLC, VPF Facility Term Loan 2018 – First Lien, 20.000% (0.000% Floor), 04/24/23(b)(d)(e)	22,886	22,886
CWGS Group LLC, Term Loan – First Lien, 5.190% (1-Month USD LIBOR + 2.750%, 0.750% Floor), 11/08/23	2,399,566	2,219,598
Wand NewCo 3, Inc. (Caliber Collision/ABRA Auto Body), Term Loan B – First Lien, 5.919% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 01/24/26	1,125,000	1,126,935
Total Retail		6,376,601
Services: Business – 19.1%
ATS Consolidated, Inc. (American Traffic Solutions), Term Loan B – First Lien, 6.152% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 02/28/25	617,188	620,014
Brand Energy & Infrastructure Services, Inc., Term Loan – First Lien, 6.788% (2-Month and 3-Month USD LIBOR + 4.250%, 1.000% Floor), 06/21/24	689,722	668,168
CT Technologies Intermediate Holdings, Inc. (HealthPort), New Term Loan – First Lien, 6.652% (1-Month USD LIBOR + 4.250%, 1.000% Floor), 12/01/21	2,366,194	2,023,095
Cvent, Inc., Term Loan B – First Lien, 6.152% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 11/29/24	2,456,406	2,431,842
EAB (Education Advisory Board/Avatar Purchaser, Inc.), Term Loan – First Lien, 6.381% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 11/15/24	1,333,125	1,323,960
See accompanying Notes to Financial Statements
10   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2019

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Business – 19.1% (continued)
EagleView Technology Corp., Term Loan – First Lien, 5.904% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 08/14/25	$995,000	$956,857
Enterprise Merger Sub, Inc. (Envision Healthcare), Term Loan – First Lien, 6.152% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 10/10/25	895,500	793,637
Garda World Security Corp. (GW Horos Security Corp.), Term Loan B – First Lien, 6.025% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 05/24/24 (Canada)	587,534	584,716
I-Logic Technologies Bidco Ltd. (Dealogic), Term Loan – First Lien, 5.901% (3-Month USD LIBOR + 3.250%, 1.000% Floor), 12/21/24	1,324,640	1,286,556
Mavenir Systems, Inc., Term Loan B – First Lien, 8.420% (1-Month USD LIBOR + 6.000%, 1.000% Floor), 05/08/25(b)	990,000	989,381
Mitchell International, Inc., Term Loan – First Lien, 5.652% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 11/29/24	992,462	949,752
Mitchell International, Inc., Initial Term Loan – Second Lien, 9.652% (1-Month USD LIBOR + 7.250%, 0.000% Floor), 12/01/25	666,667	647,500
New Insight Holdings, Inc. (Research Now), Initial Term Loan – First Lien, 8.083% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 12/20/24	2,016,999	2,014,478
North American Lifting Holdings, Inc. (TNT Crane), Term Loan – First Lien, 6.830% (3-Month USD LIBOR + 4.500%, 1.000% Floor), 11/27/20	2,408,950	2,287,756
North American Lifting Holdings, Inc. (TNT Crane), Initial Term Loan – Second Lien, 11.330% (3-Month USD LIBOR + 9.000%, 1.000% Floor), 11/26/21	1,018,631	854,377
Red Ventures LLC, Term Loan B-1 – First Lien, 5.402% (1-Month USD LIBOR + 3.000%, 0.000% Floor), 11/08/24(c)	3,016,009	3,013,084
Shutterfly, Inc., Incremental Term Loan – First Lien, 4.910% (1-Month USD LIBOR + 2.500%, 0.000% Floor), 08/17/24	468,015	468,366
Trader Corp., 2017 Refinancing Term Loan – First Lien, 5.402% (1-Month USD LIBOR + 3.000%, 1.000% Floor), 09/28/23	916,519	914,228
Travel Leaders Group, LLC, New Term Loan B – First Lien, 6.383% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 01/25/24	990,000	993,297
USIC Holdings, Inc., New Term Loan – First Lien, 5.402% (1-Month USD LIBOR + 3.000%, 1.000% Floor), 12/08/23	688,093	683,603
Total Services: Business		24,504,667
Services: Consumer – 4.3%
Cambium Learning, Inc., Term Loan – First Lien, 7.083% (3-Month USD LIBOR + 4.500%, 0.000% Floor), 12/18/25(b)	995,000	986,294
Heartland Dental LLC, Initial Term Loan – First Lien, 6.152% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 04/30/25	1,090,069	1,035,571
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan – First Lien, 5.652% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 05/01/25	915,000	915,000
TruGreen LP, Term Loan B – First Lien, 6.161% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 03/12/26	997,500	1,001,245
Weight Watchers International, Inc., 2017 Term Loan B – First Lien, 7.350% (3-Month USD LIBOR + 4.750%, 0.750% Floor), 11/29/24	1,606,558	1,582,123
Total Services: Consumer		5,520,233

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   11

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2019

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Telecommunications – 8.1%
Avaya, Inc., Tranche B Term Loan – First Lien, 6.651% (1-Month and 2-Month USD LIBOR + 4.250%, 0.000% Floor), 12/16/24	$5,511,962	$5,284,593
Rackspace Hosting (Inception Merger Sub, Inc.), 2017 Term Loan B – First Lien, 5.576% (3-Month USD LIBOR + 3.000%, 1.000% Floor), 11/03/23	2,964,723	2,745,155
Sprint Communications, Inc., 2018 Incremental Term Loan – First Lien, 5.438% (1-Month USD LIBOR + 3.000%, 0.750% Floor), 02/02/24	2,342,396	2,324,828
Total Telecommunications		10,354,576
Transportation: Cargo – 4.2%
Commercial Barge Line Co. (American Commercial Lines), Initial Term Loan – First Lien, 11.152% (1-Month USD LIBOR + 8.750%, 1.000% Floor), 11/12/20	2,220,821	1,510,159
Gruden Acquisition, Inc. (Quality Distribution LLC), Incremental Term Loan – First Lien, 7.830% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 08/18/22(b)	3,343,495	3,326,777
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan – Second Lien, 10.830% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 08/18/23(b)	500,000	497,500
Total Transportation: Cargo		5,334,436
Wholesale – 1.4%
4L Technologies, Inc. (Clover Technologies Group LLC), Term Loan – First Lien, 6.902% (1-Month USD LIBOR + 4.500%, 1.000% Floor), 05/08/20(b)	790,828	772,046
United Natural Foods, Term Loan B – First Lien, 6.652% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 10/22/25	1,194,000	1,006,542
Total Wholesale		1,778,588
Total Senior Loans (Cost $174,336,988)		168,512,621
CORPORATE BONDS – 2.2% (1.6% of Total Investments)
Energy: Electricity – 0.1%
TerraForm Power Operating LLC, 4.250%, 01/31/23(f)	99,000	99,247
Media: Broadcasting & Subscription – 1.5%
Urban One, Inc., 7.375%, 04/15/22(f)	2,000,000	2,011,875
Telecommunications – 0.6%
GTT Communications, Inc., 7.875%, 12/31/24(f)	325,000	265,688
Rackspace Hosting, Inc., 8.625%, 11/15/24(f)	508,000	469,159
Total Telecommunications		734,847
Total Corporate Bonds (Cost $2,876,548)		2,845,969

See accompanying Notes to Financial Statements
12   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2019

Investments	Shares	Value
COMMON STOCKS – 0.3% (0.2% of Total Investments)
Capital Equipment – 0.3%
Project Investor Holdings, LLC*(b)(d)	69,365	$694
Proppants Holdings, LLC*(b)(d)	69,365	346,825
Total Capital Equipment		347,519
Energy: Oil & Gas – 0.0%(g)
HGIM Corp. (Harvey Gulf)*(b)	2,717	40,755
Retail – 0.0%(g)
Charming Charlie LLC*(b)(d)	4,376,711	0
Total Common Stocks (Cost $1,243,680)		388,274
WARRANT – 0.2% (0.1% of Total Investments)
Energy: Oil & Gas – 0.2%
HGIM Corp. (Harvey Gulf), Expiration date: 07/02/23*(b) (Cost $472,615)	12,139	182,085
MONEY MARKET FUND – 7.4% (5.2% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 2.19%(h) (Cost $9,493,553)	9,493,553	9,493,553
Total Investments in Securities – 141.3% (Cost $188,423,384)		181,422,502
Line of Credit Payable (Cost $48,000,000) – (37.4)%		(48,000,000)
Liabilities in Excess of Other Assets – (3.9)%		(4,980,920)
Net Assets – 100.0%		$128,441,582

*
Non-income producing security.

†
Securities are U.S. securities, unless otherwise noted below.

(a)
Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are the London Interbank Offered Rate (“LIBOR”), the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks (“Prime”). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at June 30, 2019. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(b)
Fair Value Level 3 security. All remaining securities are categorized as Level 2.

(c)
All or a portion of this position has not settled as of June 30, 2019. The Fund will not accrue interest on its senior loans until the settlement date at which point LIBOR will be established.

(d)
Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(e)
Subsequent to June 30, 2019, Charming Charlie filed for Chapter 11 bankruptcy and the related loans were put on non-accrual.

(f)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $2,845,969 which represents approximately 2.2% of net assets as of June 30, 2019. Unless otherwise noted, 144A securities are deemed to be liquid.

(g)
Less than 0.05%.

(h)
Rate shown reflects the 7-day yield as of June 30, 2019.

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   13

THL Credit Senior Loan Fund
Schedule of Investments (unaudited) (concluded)June 30, 2019

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	3.9%
Automotive	3.9
Banking, Finance, Insurance & Real Estate	7.0
Beverage, Food & Tobacco	1.8
Capital Equipment	2.6
Chemicals, Plastics & Rubber	1.5
Construction & Building	1.2
Consumer Products: Durable	1.5
Consumer Products: Non Durable	3.9
Containers, Packaging & Glass	2.8
Energy: Electricity	0.1
Energy: Oil & Gas	4.6
Environmental Industries	0.7
Healthcare & Pharmaceuticals	4.9
High Tech Industries	35.5
Hotel, Gaming & Leisure	6.1
Media: Advertising, Printing & Publishing	0.6
Media: Broadcasting & Subscription	5.8
Media: Diversified & Production	1.5
Metals & Mining	1.3
Retail	5.0
Services: Business	19.1
Services: Consumer	4.3
Telecommunications	8.7
Transportation: Cargo	4.2
Wholesale	1.4
Money Market Fund	7.4
Total Investments	141.3
Line of Credit Payable	(37.4)
Liabilities in Excess of Other Assets	(3.9)
Net Assets	100.0%
See accompanying Notes to Financial Statements
14   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund Statement of Assets and Liabilities	June 30, 2019 (unaudited)
ASSETS
Investments, at value (cost $188,423,384)	$181,422,502
Cash	364,226
Receivable for investments sold	387,077
Interest receivable	668,769
Due from advisor (Note 5)	128,832
Prepaid and other expenses	28,855
Total Assets	183,000,261
LIABILITIES
Borrowings (Note 4)	48,000,000
Payable for securities purchased	6,322,750
Advisory fee payable (Note 5)	116,440
Net unrealized depreciation on delayed draw loan commitments	1,100
Other accrued expenses	118,389
Total Liabilities	54,558,679
Commitments and Contingencies (Note 9)
Net Assets	$128,441,582
COMPONENTS OF NET ASSETS
Paid-in-capital	$141,296,153
Total distributable loss	(12,854,571)
Net Assets	$128,441,582
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,990
Net Asset Value Per Share	$17.31
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   15

THL Credit Senior Loan Fund Statement of Operations	For the Six Months Ended June 30, 2019 (unaudited)
INVESTMENT INCOME:
Interest	$6,791,575
Total Investment Income	6,791,575
EXPENSES:
Interest expense & fees on borrowings (Note 4)	874,308
Advisory fees (Note 5)	704,863
Professional fees	118,098
Trustees’ fees and expenses (Note 5)	70,190
Administration fees	61,821
Insurance expense	38,549
Printing and mailing expense	19,167
Custodian fees	12,397
NYSE listing fee	11,981
Transfer Agent fees	10,936
Other expenses	61,674
Total Expenses	1,983,984
Less expense waivers and reimbursements (Note 5)	(124,321)
Net Expenses	1,859,663
Net Investment Income	4,931,912
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DELAYED DRAW LOAN COMMITMENTS:
Net realized loss on investments	(3,073,811)
Net change in unrealized appreciation on investments	2,826,914
Net change in unrealized appreciation on delayed draw loan commitments	2,068
Net realized and change in unrealized loss on investments and on delayed draw loan commitments	(244,829)
Net Increase in Net Assets from Operations	$4,687,083
See accompanying Notes to Financial Statements
16   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund Statement of Changes in Net Assets	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
OPERATIONS
Net investment income	$4,931,912	$9,397,430
Net realized loss on investments	(3,073,811)	(3,324,798)
Net change in unrealized appreciation (depreciation) on investments and delayed draw loan commitments	2,828,982	(5,537,060)
Net increase in net assets from operations	4,687,083	535,572
Distributions to shareholders(1)	(4,495,908)	(8,583,771)
Net Increase (Decrease) in Net Assets	191,175	(8,048,199)
NET ASSETS:
Beginning of period	$128,250,407	$136,298,606
End of period	$128,441,582	$128,250,407

(1)
Distributions to shareholders generally come from a) net investment income; b) net realized gain from investment; c) other sources. Distributions that represent a tax basis return of capital, if any, are not included and are disclosed separately.

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   17

THL Credit Senior Loan Fund Statement of Cash Flows	For the Six Months Ended June 30, 2019
Cash Flows From Operating Activities:
Net increase in net assets from operations	$4,687,083
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(34,747,639)
Proceeds from sales of investments	34,684,603
Net increase in money market funds	(112,652)
Net change in unrealized appreciation on investments	(2,826,914)
Net change in unrealized depreciation on delayed draw loan commitments	(2,068)
Net accretion/amortization of premium or discount	(289,036)
Net increase in realized gains from principal paydowns	(260,696)
Net realized loss on investments	3,073,811
Decrease in receivable for investments sold	1,185,790
Increase in interest receivable	(1,480)
Increase in prepaid expenses	(4,127)
Decrease in due from advisor	14,264
Increase in payable for investments purchased	1,249,333
Decrease in advisory fee payable	(11,764)
Decrease in other accrued expenses	(112,154)
Net cash provided by operating activities	6,526,354
Cash Flows from Financing Activities:
Proceeds from borrowings	4,000,000
Repayment of borrowings	(6,000,000)
Distributions paid	(4,495,908)
Net cash used by financing activities	(6,495,908)
Net increase in cash	30,446
Cash, beginning of period	333,780
Cash, end of period	$364,226
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$874,308
See accompanying Notes to Financial Statements
18   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund Financial Highlights	For the Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Common Shares
Per Share Operating Performance
Net Asset Value, beginning of period	$17.29	$18.37	$18.64	$17.25	$18.74	$19.42
Operations:
Net investment income(1)	0.66	1.27	1.26	1.37	1.36	1.25
Net realized and change in unrealized gain (loss) on investments and delayed draw loan commitments(2)	(0.03)	(1.19)	(0.31)	1.29	(1.50)	(0.50)
Total income (loss) from operations	0.63	0.08	0.95	2.66	(0.14)	0.75
Distributions to shareholders from:
Net investment income	(0.61)	(1.16)	(1.22)	(1.27)	(1.27)	(1.32)
Net realized gains	—	—	—	—	(0.08)	(0.11)
Total distributions to shareholders	(0.61)	(1.16)	(1.22)	(1.27)	(1.35)	(1.43)
Net assets value per share, end of period	$17.31	$17.29	$18.37	$18.64	$17.25	$18.74
Market price per share, end of period	$15.25	$14.86	$16.86	$18.74	$15.86	$17.06
Total return:(3)
Net asset value	3.63%	0.24%	5.23%	15.99%	(0.96)%	3.87%
Market value	6.71%	(5.55)%	(3.65)%	27.75%	0.69%	0.58%
Ratios/Supplemental Data:
Net Assets, end of period (000’s)	$128,442	$128,250	$136,299	$138,258	$127,955	$139,025
Ratio of expenses, including interest on borrowings, to average net assets	2.88%(4)	3.13%	3.03%	2.65%	2.63%	2.38%
Ratio of net investment income, including interest on borrowings, to average net assets	7.64%(4)	6.89%	6.76%	7.72%	7.37%	6.44%
Portfolio turnover rate	20%	57%	59%	41%	34%	93%
Borrowings:
Aggregate principal amount, end of period (000s)	$48,000	$50,000	$58,000	$52,000	$52,000	$49,000
Average borrowings outstanding during the period (000s)	$47,293	$57,978	$57,329	$52,929	$56,099	$41,834
Asset coverage, end of period per $1,000 of debt(5)	$3,676	$3,565	$3,350	$3,658	$3,461	$3,837

(1)
Based on average daily shares outstanding.

(2)
Net realized and change in unrealized gain (loss) on investments and delayed draw loan commitments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

(3)
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

(4)
Annualized.

(5)
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   19

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited)June 30, 2019

1. ORGANIZATION
THL Credit Senior Loan Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is an unincorporated business trust established under the laws of Delaware by an Agreement and Declaration of Trust dated July 30, 2013. The Fund was previously classified as a non-diversified investment company. The Fund commenced operations on September 20, 2013. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 2,618 common shares of beneficial interest in the Fund to Four Wood Capital Advisors LLC (the Fund’s former investment adviser) at a price of $19.10 per share, and the sale and issuance of 2,618 common shares of beneficial interest in the Fund to THL Credit Advisors LLC (the “Adviser”) at a price of  $19.10 per share.
The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”).
The Adviser serves as the Fund’s investment adviser.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies”. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Fund’s Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of FWCA (through June 21, 2018) and THL Credit. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Senior Loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sourced using independent brokers, the Fund shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices.
Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
20   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Exchange traded equity securities and warrants are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), those securities are valued at the official closing price.
Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.
Money market funds are valued at their net asset value.
If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   21

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2019:
Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$—	$2,726,464	$2,330,554	$5,057,018
Automotive	—	4,162,499	879,581	5,042,080
Banking, Finance, Insurance & Real Estate	—	9,044,660	—	9,044,660
Beverage, Food & Tobacco	—	861,382	1,503,348	2,364,730
Capital Equipment	—	2,943,892	—	2,943,892
Chemicals, Plastics & Rubber	—	—	1,967,612	1,967,612
Construction & Building	—	1,492,396	—	1,492,396
Consumer Products: Durable	—	1,891,388	—	1,891,388
Consumer Products: Non Durable	—	4,820,635	173,915	4,994,550
Containers, Packaging & Glass	—	2,485,937	1,083,000	3,568,937
Energy: Oil & Gas	—	5,638,885	—	5,638,885
Environmental Industries	—	—	950,400	950,400
Healthcare & Pharmaceuticals	—	5,591,493	719,596	6,311,089
High Tech Industries	—	36,438,920	9,125,529	45,564,449
Hotel, Gaming & Leisure	—	5,341,470	2,480,911	7,822,381
Media: Advertising, Printing & Publishing	—	785,449	—	785,449
Media: Broadcasting & Subscription	—	5,554,775	—	5,554,775
Media: Diversified & Production	—	1,487,522	495,000	1,982,522
Metals & Mining	—	676,438	989,869	1,666,307
Retail	—	6,090,624	285,977	6,376,601
Services: Business	—	23,515,286	989,381	24,504,667
Services: Consumer	—	4,533,939	986,294	5,520,233
Telecommunications	—	10,354,576	—	10,354,576
Transportation: Cargo	—	1,510,159	3,824,277	5,334,436
Wholesale	—	1,006,542	772,046	1,778,588
Corporate Bonds*	—	2,845,969	—	2,845,969
Common Stocks*	—	—	388,274	388,274
Warrant*	—	—	182,085	182,085
Money Market Fund	9,493,553	—	—	9,493,553
Total Investments	$9,493,553	$141,801,300	$30,127,649	$181,422,502
*
Please refer to Schedule of Investments for breakdown of valuations by industry.

22   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Senior Loans	Common Stocks	Warrants	Total
Balance as of December 31, 2018	$36,736,956	$126,187	$503,768	$37,366,911
Realized loss	(1,904,259)	—	—	(1,904,259)
Change in unrealized appreciation/(depreciation)	1,616,362	(242,596)	(321,683)	1,052,083
Amortization (accretion)	(227,316)	—	—	(227,316)
Purchases	2,791,026	—	—	2,791,026
Sales and principal paydowns	(7,109,202)	—	—	(7,109,202)
Transfers into Level 3	12,759,268	504,683	—	13,263,951
Transfers out of Level 3	(15,105,545)	—	—	(15,105,545)
Balance as of June 30, 2019	$29,557,290	$388,274	$182,085	$30,127,649
Net change in unrealized depreciation attributable to level 3 investments held at June 30, 2019	$(220,908)	$(242,596)	$(321,684)	$(785,188)
Investments were transferred into Level 3 during the period ended June 30, 2019 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the period ended June 30, 2019 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.
The valuation techniques and significant amounts of unobservable inputs used in Fund’s Level 3 securities are outlined in the table below:
	Fair Value	Valuation Technique	Unobservable Inputs	Range	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(1)
Senior Loans	$29,271,313	Third-party vendor pricing service	Broker quotes	N/A	Increase
Senior Loans	285,977	Recoverability	EBITDA	$11.3m	Increase
			EV Multiple	3.4x	Increase
			Liquidation proceeds	$28.7m	Increase
Common Stock	387,580	Third-party vendor pricing service	Broker quotes	N/A	Increase
Common Stock	694	Market comparable companies(2)	EBITDA	$43.0m	Increase
			EV Multiple	5.0x	Increase
Common Stock	—	Recoverability	EBITDA	$11.3m	Increase
			EV Multiple	3.4x	Increase
			Liquidation proceeds	$28.7m	Increase
Warrants	182,085	Third-party vendor pricing service	Broker quotes	N/A	Increase

(1)
This column represents the direction change in the fair value of level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

(2)
Earnings multiples are based on comparable companies and transactions of comparable companies.

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   23

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed Insurance limits at times.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
The difference between cost and fair value on open investments is reflected as unrealized gain (loss) on investments, and any change in that amount from prior period is reflected as change in unrealized gain (loss) on investment in the accompanying statement of operations.
Interest Expense and Fees on Borrowings
Interest expense and fees on borrowings relates to the Fund’s borrowings and includes interest paid plus any commitment fees on unused balances. They are recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders. In early 2019, the Fund will pay an excise tax liability of approximately $29,302 relating to the tax year 2018.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of June 30, 2019, the tax years ended December 31, 2015, 2016, 2017 and 2018 remains subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
24   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

3. SENIOR LOANS
Under normal market conditions, the Fund will invest at least 80.0% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes. At June 30, 2019, 90.1% of the Fund’s Managed Assets were held in first lien Senior Loans.
Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured Bank Loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. At June 30, 2019, the Fund had invested $9,587,212 in second lien loans.
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
4. BORROWINGS
On October 4, 2017, the Fund entered into a $65.0 million credit agreement with Societe Generale, New York Branch, expiring on October 2, 2020 (the “Credit Facility”) to pay off and replace the Fund’s previous facility with The Bank of New York Mellon. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33 1∕3% of the Fund’s Managed Assets at the time of borrowing.
The Credit Facility bears an unused commitment fee on the unused portion of the Unused Facility Amount equal to 0.55% on any day that the outstanding principal balance is less than 85% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to LIBOR for one month plus 0.95% per annum and is payable monthly.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   25

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

4. BORROWINGS (concluded)
The Credit Facility was amended on June 21, 2018 to reflect the change in the Fund’s advisor. No other terms of the facility were amended.
At June 30, 2019, the Fund had borrowings outstanding of  $48,000,000 at an interest rate of 3.58%. For the six months ended June 30, 2019, the average borrowings under the Credit Facility and the average interest rate were $47,292,818 and 3.67%, respectively. For the six months end June 30, 2019, the Fund incurred $48,965 for unused commitment fees, which is included in Interest Expense and Fees on Borrowings on the Statement of Operations. As of June 30, 2019, the Fund’s effective leverage represented 27.2% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at June 30, 2019.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser manages the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, as well as administers the business and affairs of the Fund.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 0.80% of average daily Managed Assets.
26   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
The Adviser has agreed to limit, indefinitely, certain specified expenses (including investor relations/investor support servicing fees, treasury function expenses, compliance fees, professional fees, third-party fund administration and accounting fees, printing and mailing expenses, listing fees, fees and expenses of the independent Trustees, and other expenses) (“Specified Expenses”) borne by the Fund to an amount not to exceed 0.25% per year (the “Expense Cap”) of the Fund’s Managed Assets. The Expense Cap will be measured on an annual basis, based on the Fund’s Managed Assets on December 31st of each year. In any year the Specified Expenses exceed the Expense Cap, the Adviser will promptly reimburse the Fund to eliminate such excess. The Adviser will not seek reimbursement for any amounts paid to the Fund under this agreement. During the six months ended June 30, 2019, the expenses exceeding the Expense Cap to be reimbursed by the Adviser amounted to $124,321 and are disclosed in the Statement of Operations.
As of June 30, 2019, the Fund has a receivable from the Adviser of  $128,832 on its Statement of Assets and Liabilities for estimated expenses in excess of the Expense Cap.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
The Fund pays every independent trustee a fee of  $17,000 per annum, plus $3,000 per in person meeting and $500 per substantive conference call for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of  $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of  $1,000 per annum. Interested trustees and officers of the Fund do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the six months ended June 30, 2019, purchases and sales of investments, other than purchases and sales of money market investments, were $34,747,639 and $34,684,603 respectively.
7. CAPITAL
The following is a summary of share transactions for the six month ended June 30, 2019:
Shares of common stock, beginning of period	7,418,990
Change in shares of common stock outstanding	—
Shares of common stock, end of period	7,418,990
8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six month period ended June 30, 2019, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2019, the Advisor has reviewed all open tax years and concluded that there was no other impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2015, 2016, 2017 and 2018 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   27

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2019

8. INCOME TAX INFORMATION (concluded)
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the fiscal year end; accordingly, tax basis balances have not been determined as of June 30, 2019.
As determined at December 31, 2018, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the payment of excise taxes. The amounts reclassified did not affect net assets. The reclassifications decreased accumulated net realized loss on investments by $540,915, decreased accumulated net investment income by $523,157, and decreased paid-in-capital by $17,758.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, are as follows:
	Ordinary Income	Long-Term Capital Gain
2017	$9,080,482	$—
2018	$8,583,771	$—
As of December 31, 2018 the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the table below. This amount may be used to offset realized capital gains if any, for an unlimited time.
Short-Term	Long-Term	Total
$ —	$4,069,575	$4,069,575
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. During the fiscal year ended December 31, 2018, the Fund did not incur such losses.
At December 31, 2018, the tax components of net assets was as follows:
Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Depreciation on Investments
$854,794	$4,069,575	$9,830,965
At June 30, 2019, the cost basis of portfolio securities for federal income tax purposes is $188,423,384. Gross unrealized appreciation is $687,690, gross unrealized depreciation is $7,688,572 and net unrealized depreciation is $7,000,882. There is no difference between book and tax cost basis.
28   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (concluded)June 30, 2019

9. DELAYED DRAW LOAN COMMITMENTS
As of June 30, 2019, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:
Loan	Principal Amount	Cost	Value	Net Unrealized Depreciation
Charming Charlie LLC, Second Amendment Delayed Draw Term Loan – First Lien	$129,689	$129,689	$129,689	$—
Charming Charlie LLC, Vendor Payment Financing Facility – First Lien	152,575	152,575	152,575	—
Heartland Dental LLC, Delayed Draw Term Loan – First Lien	24,457	24,334	23,234	1,100
Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy. Any related unrealized depreciation on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statements of Operations.
10. SHAREHOLDER CONCENTRATIONS
As of June 30, 2019, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
Advisors Asset Management Inc.	18.0%
The Fund’s market price may experience adverse effects when certain large shareholders, such as other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price to its NAV in a more volatile manner than trading by shareholders with smaller holdings.
11. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 31, 2019, the Fund paid a regularly scheduled distribution in the amount of  $0.101 per share to shareholders of record as of July 17, 2019.
The Fund declared a regularly scheduled distribution in the amount of  $0.101 per share payable on August 30, 2019 to shareholders of record as of August 16, 2019.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   29

THL Credit Senior Loan Fund
Supplemental Information (unaudited)June 30, 2019

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The THL Credit Senior Loan Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
30   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)June 30, 2019

Shareholder Meeting Results
On August 3, 2018, the Fund held its Annual Meeting of Shareholders to consider the proposals set forth below. The following votes were recorded:
Proposal 1: Election of three (3) Trustees of the Fund, to hold office for the term indicated and until his successor shall have been elected and qualified.
Election of Joseph L. Morea, Class I Trustee of the Fund, term to expire at 2021 Annual Meeting
	Number of Shares	% of Shares Voted
For	5,205,287	75.36%
Withheld	1,701,846	24.64%
Total	6,907,133	100.00%
Election of Michael Perino, Class I Trustee of the Fund, term to expire at 2021 Annual Meeting
	Number of Shares	% of Shares Voted
For	6,840,103	99.03%
Withheld	67,030	0.97%
Total	6,907,133	100.00%
Election of Brian Good, Class III Trustee of the Fund, term to expire at 2020 Annual Meeting
	Number of Shares	% of Shares Voted
For	6,827,033	98.84%
Withheld	80,100	1.16%
Total	6,907,133	100.00%
Proposal 2: Approval of a new advisory agreement between the Fund and the Adviser.
	Number of Shares	% of Shares Voted
For	4,052,072	98.00%
Against	50,949	1.23%
Abstain	32,006	0.77%
Total	4,135,027	100.00%
Proposal 3: Approval of an amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust.
	Number of Shares	% of Shares Voted
For	2,703,831	65.39%
Against	1,380,905	33.39%
Abstain	50,391	1.22%
Total	4,135,127	100.00%
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   31

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)June 30, 2019

Shareholder Meeting Results (concluded)
On May 10, 2019, the Fund held its Annual Meeting of Shareholders to consider the proposals set forth below. The following votes were recorded:
Proposal 1: Election of two (2) Trustees of the Fund, to hold office for the term indicated and until his successor shall have been elected and qualified.
Election of Ronald J. Burton, Class II Trustee of the Fund, term to expire at 2022 Annual Meeting
	Number of Shares	% of Shares Voted
For	6,719,921	95.90%
Against	45,084	0.70%
Abstain	269,686	3.40%
Total	7,034,691	100.00%
Election of Robert J. Hickey, Class II Trustee of the Fund, term to expire at 2022 Annual Meeting
	Number of Shares	% of Shares Voted
For	6,778,186	96.35%
Against	24,377	0.35%
Abstain	232,128	3.30%
Total	7,034,691	100.00%
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for THL Credit Senior Loan Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

32   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)June 30, 2019

Dividend Reinvestment Plan (continued)
2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   33

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (concluded)June 30, 2019

Dividend Reinvestment Plan (concluded)
6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

34   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

THL Credit Senior Loan Fund
Additional Information (unaudited)June 30, 2019

Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-844-409-6354; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Adviser voted these proxies during the most recent twelve-month period ending June 30 will be available, without charge, upon request by calling 1-844-409-6354 and on the Commission’s website.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019   35

Trustees
Brian Good
Robert J. Hickey
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Brian Good
Jennifer Wilson
Andrew Morris
Sabrina Rusnak-Carlson
Investment Adviser
THL Credit Advisors LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of THL Credit Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.thlcredittslf.com.
Information on the Fund is available at www.thlcredittslf.com or by calling 1-844-409-6354.
36   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2019

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THL CREDIT SENIOR LOAN FUND

By (Signature and Title)*	/s/ Brian W. Good
Brian W. Good, President and Principal Executive Officer
(principal executive officer)

Date	9/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian W. Good
Brian W. Good, President and Principal Executive Officer
(principal executive officer)

Date	9/5/19

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer, Principal Financial Officer and Secretary
(principal financial officer)

Date	9/5/19

* Print the name and title of each signing officer under his or her signature.